UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

March 26, 2020

ProtoKinetix, Incorporated

(Exact name of registrant as specified in its charter)

Nevada	000-32917	94-3355026
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

412 Mulberry Street

Marietta, OH 45750

Address of principal executive offices

304-299-5070

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 26, 2020, in connection with the continued service of certain directors, officers and consultants, the Board of Directors (the “Board”) of ProtoKinetix, Incorporated (the “Company”) canceled and granted options pursuant to the 2017 Stock Option and Stock Bonus Plan to acquire shares of common stock of the Company at an exercise price of $0.14 per share as follows:

•	Clarence Smith (Director and CEO): Canceled options to purchase 15,000,000 shares of common stock of the Company at exercise prices ranging from $0.05 to $0.26 per share. The Board granted Mr. Smith new options to purchase 10,000,000 shares of common stock at an exercise price of $0.14. The new options are fully vested as of March 26, 2020.

•	Edward McDonough (Director): Canceled options to purchase 2,000,000 shares of common stock of the Company at exercise prices ranging from $0.05 to $0.11 per share. The Board granted Mr. McDonough new options to purchase 2,000,000 shares of common stock at an exercise price of $0.14. The new options are fully vested as of March 26, 2020.

•	Grant Young (Consultant): Canceled options to purchase 10,000,000 shares of common stock of the Company at exercise prices ranging from $0.05 to $0.11 per share. The Board granted Mr. Young new options to purchase 10,000,000 shares of common stock at an exercise price of $0.14. The new options are fully vested as of March 26, 2020.

The above listed options expire on March 25, 2026. For these grants of options, no solicitation was used and the Company relied on the exemption from registration available under Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) and/or Rule 506(b) of Regulation D promulgated under the 1933 Act with respect to transactions by an issuer not involving any public offering.  No commissions were paid in connection with these issuances of securities.

On April 6, 2020, the Board amended the 2017 Stock Option and Stock Bonus Plan (the “2017 Plan”) to decrease the aggregate number of shares that may be issued under the 2017 Plan from 89,700,000 to 85,700,000 shares subject to adjustment as provided therein (the amended 2017 Plan hereinafter referred to as the “Amended 2017 Plan”).

To date 84,450,000 options have been granted under the Amended 2017 Plan.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

4.1       Amendment to 2017 Stock Option Plan and Stock Bonus Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 9th day of April 2020.

ProtoKinetix, Incorporated

By:	/s/Clarence E. Smith
Clarence E. Smith, President & CEO